UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. ______)
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JOHN HANCOCK INVESTORS TRUST

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November 28, 2011

John Hancock Income Securities Trust
John Hancock Investors Trust

Dear Shareholder:

As a shareholder in one or both of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Friday, January 20, 2012, at 2:00 p.m., Eastern Time, to be held at the offices of John Hancock Funds, 601 Congress Street, Boston, Massachusetts 02210.

Elect your fund’s Board of Trustees

The enclosed proxy statement includes a proposal to elect ten Trustees to serve until their respective successors are elected and qualified or such earlier date as required by the By-Laws of the funds. Each of the nominees currently serves as a John Hancock Fund Trustee, and eight of the ten nominees are independent of John Hancock management, including Steven R. Pruchansky, the Chairman of the Board. The proxy statement includes a brief description of each nominee’s background.

Your vote is important!

I encourage you to exercise your rights as a shareholder by reviewing the enclosed proxy statement and then voting your shares either through the Internet, by telephone or by mail. If you choose to vote by mail, please complete the enclosed proxy card, sign it and mail it to us immediately in the enclosed postage-paid return envelope. Your prompt response will help avoid the cost of additional mailings at your fund’s expense.

If you have any questions, please call 1-800-852-0218, Monday through Friday, between 9:00 a.m. and 7:00 p.m., Eastern Time.

Thank you in advance for your prompt action on this very important matter.

Sincerely,

/s/ Keith F. Hartstein

Keith F. Hartstein
President and Chief Executive Officer

JOHN HANCOCK INCOME SECURITIES TRUST
JOHN HANCOCK INVESTORS TRUST
601 Congress Street, Boston, Massachusetts 02210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on January 20, 2012

This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, should you wish to attend in person.

To the shareholders of the funds listed above:

A shareholder meeting for each fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, January 20, 2012, at 2:00 p.m., Eastern Time, for the following purposes:

(1)	To elect ten (10) Trustees to serve until their respective successors have been duly elected and qualified or such earlier date as required by the By-Laws of the funds.

(2)	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of the election of each of the ten nominees.

Shareholders of record of each fund as of the close of business on November 1, 2011 are entitled to notice of, and to vote at, the fund’s annual meeting and at any adjournment thereof.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to Be Held on January 20, 2012.

The proxy statement is available at: http://www.proxyvoting.com/jhf2

By order of the Board of Trustees,
Thomas M. Kinzler
Secretary

November 28, 2011

JOHN HANCOCK INCOME SECURITIES TRUST
JOHN HANCOCK INVESTORS TRUST
601 Congress Street, Boston, Massachusetts 02210

ANNUAL MEETING OF SHAREHOLDERS
To Be Held on January 20, 2012

PROXY STATEMENT

This proxy statement contains the information that a shareholder should know before voting on the proposal described in the notice. Each fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any shareholder upon request by writing to the fund at 601 Congress Street, Boston, Massachusetts 02210 or by calling 1-800-892-9552.

This proxy statement is being used in connection with the solicitation of proxies by the Board of Trustees at the annual meeting of each of John Hancock Income Securities Trust (“Income Securities”) and John Hancock Investors Trust (“Investors”). The meeting will be held at 601 Congress Street, Boston, Massachusetts, on Friday, January 20, 2012, at 2:00 p.m., Eastern Time. Shareholders of each fund are being asked to vote on the proposal to elect Trustees. The proxy statement and proxy card are being mailed to shareholders on or about November 28, 2011.

If a shareholder signs the enclosed proxy card and returns it in time to be voted at the meeting, the shareholder’s shares will be voted in accordance with the shareholder’s instructions. Signed proxies with no instructions will be voted FOR the proposal. If a shareholder wishes to revoke his or her proxy, he or she may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 601 Congress Street, Boston, Massachusetts 02210, by returning a signed proxy with a later date before the meeting or, if attending the meeting and voting in person, by notifying the fund’s secretary (without complying with any formalities) at any time before the proxy is voted.

Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to the proposal.

Record Ownership

The Trustees of each fund have fixed the close of business on November 1, 2011 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders of each fund are entitled to one vote per share on all business of the meeting or any adjournment of the meeting relating to their fund. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

Fund	Shares

Income Securities	11,631,473
Investors	8,557,999

To the best knowledge of Income Securities, Guggenheim Capital LLC, 227 West Monroe Street, Chicago, Illinois 60606, reported ownership of 5.05% of Income Securities’ shares as of September 30, 2011. This information may be different as of the record date.

PROPOSAL

ELECTION OF TRUSTEES

General

Holders of the shares of each fund are entitled to elect ten Trustees at this meeting. James F. Carlin, William H. Cunningham, Deborah C. Jackson, Stanley Martin, Patti McGill Peterson, Hugh McHaffie, John A. Moore, Steven R. Pruchansky, Gregory A. Russo and John G. Vrysen have been designated as subject to election by holders of the shares of each fund. Effective December 31, 2011, Charles L. Ladner, a Trustee of each fund, will retire from each Board. Effective on that date, each fund’s Board of Trustees will consist of ten members.

As of the date of this proxy, each nominee for election currently serves as a Trustee of each fund. Using the enclosed proxy card, a shareholder may authorize the proxies to vote his or her shares for the nominees, or the shareholder may withhold from the proxies authority to vote his or her shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds’ Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Proposal

For each fund, Mses. Jackson and McGill Peterson and Messrs. Carlin, Cunningham, Martin, McHaffie, Moore, Pruchansky, Russo and Vrysen are the current nominees for election by the shareholders.

Vote Required for the Proposal

The vote of a plurality of the votes cast by the shares of a fund is sufficient to elect each nominee to serve as a Trustee of that fund.

Each Board recommends that shareholders of each fund vote “FOR” each of the ten nominees in the Proposal.

Information Concerning Nominees

The following table sets forth certain information regarding the nominees for election to the Boards. The table also shows each nominee’s principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by the current Trustees. Following Charles L. Ladner’s retirement on December 31, 2011, the Board of each fund will consist of ten Trustees, eight of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the funds (“Independent Trustees”). The address of each nominee is 601 Congress Street, Boston, Massachusetts 02210.

			Number of
			Funds in
	Year		John Hancock Fund
	Commenced		Complex
Name, (Year of Birth)	Service as	Principal Occupation(s) and	Overseen by
and Position with the Fund	Trustee	Other Directorships During the Past Five Years	Trustee

		NOMINEES FOR ELECTION

Independent Trustees
James F. Carlin (1940) Trustee	2005	Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/investments) (since 1987).	47

William H. Cunningham (1944) Trustee	2005	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television (since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006); Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company) (Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following: Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until 2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank — Austin) (until 2009).	47

			Number of
			Funds in
	Year		John Hancock Fund
	Commenced		Complex
Name, (Year of Birth)	Service as	Principal Occupation(s) and	Overseen by
and Position with the Fund	Trustee	Other Directorships During the Past Five Years	Trustee

Deborah C. Jackson (1952) Trustee	2008	President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002 – May 2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996 – 2009); Board of Directors of Boston Stock Exchange (2002 – 2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007 – 2011).	47

Stanley Martin (1947) Trustee	2008	Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004 – 2006); Executive Vice President/Consultant, HSBC Bank USA (2000 – 2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation & Republic National Bank of New York (1998 – 2000); Partner, KPMG LLP (“KPMG”) (1971 – 1998).	47

Patti McGill Peterson (1943) Trustee	1996	Presidential Advisor for Global Initiatives, American Council on Education (since 2011); Chairperson of the Board of John Hancock retail funds(1) (during 2009 and 2010); Principal, PMP Globalinc (consulting) (2007 – 2011); Senior Associate, Institute for Higher Education Policy (2007 – 2011); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Former President Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following: Mutual Fund Directors Forum (since 2011); Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).	47

			Number of
			Funds in
	Year		John Hancock Fund
	Commenced		Complex
Name, (Year of Birth)	Service as	Principal Occupation(s) and	Overseen by
and Position with the Fund	Trustee	Other Directorships During the Past Five Years	Trustee

John A. Moore(2) (1939) Trustee	1996	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).	47

Steven R. Pruchansky (1944) Trustee and Chairman	2005	Chairman (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	47

Gregory A. Russo (1949) Trustee	2008	Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002 – 2006); Vice Chairman, Industrial Markets, KPMG (1998 – 2002).	47

Non-Independent Trustees
Hugh McHaffie(3) (1959) Trustee	2010	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds(1) (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999 – 2006).	47

John G. Vrysen(3) (1955) Trustee	2009	Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds(1) (until 2009); Trustee, John Hancock retail funds(1) (since 2009).	47

(1)	“John Hancock retail funds” is comprised of the series of John Hancock Funds III and 12 other investment companies, as well as ten closed-end funds (including Income Securities and Investors).

(2)	Mr. Moore’s term of office will end when he retires as a Trustee on December 31, 2012.

(3)	Because Messrs. McHaffie and Vrysen are senior executives or directors with the adviser and its affiliates, each of them is considered an “interested person” (as defined in the 1940 Act) of the funds.

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

Additional Information About the Nominees

In addition to the description of each nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each nominee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the nominees is an “expert” within the meaning of the federal securities laws.

Although the Board’s Nominating, Governance and Administration Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “Board Committees”), there are no specific required qualifications for Board membership. In considering nominees, although this Committee does not have a formal policy to consider diversity when identifying candidates for the position of Independent Trustee, as a matter of practice, this Committee considers the overall diversity of the Board with respect to backgrounds, professional experience, education, skill, and viewpoint. In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by the Nominating, Governance and Administration Committee in its decision-making process with respect to candidates for the position of Independent Trustee. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each nominee represent a diversity of experiences and a variety of complementary skills. Each nominee has experience as a Trustee of each fund, as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of each fund in a manner consistent with the best interests of the fund’s shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

James F. Carlin — As a senior officer of a scientific testing laboratory, insurance companies and management companies, Mr. Carlin has experience in the management of operating and finance companies. He also has experience as a board member of other entities.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham has expertise in corporate governance as a Professor of business ethics. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Stanley Martin — As a certified public accountant and former partner in a major independent certified public accounting firm, Mr. Martin has accounting and executive experience. Mr. Martin also has experience as a former senior officer of a federal government-sponsored entity and of two major banks.

Hugh McHaffie — Through his positions as a senior executive of Manulife Financial Corporation’s U.S. Wealth Management division, his prior position as a senior executive of MetLife, and membership in the Society of Actuaries and American Academy of Actuaries, Mr. McHaffie has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Patti McGill Peterson — Ms. McGill Peterson has planning and management advisory experience as principal of a consulting firm. She also has management and operational oversight experience as a former college and university president. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank and an insurance company, and nonprofit entities.

John A. Moore — Dr. Moore has management and operational oversight experience from his current and former positions as a senior executive of scientific research organizations and as a senior administrator of the Environmental Protection Agency. He also has oversight and corporate governance experience as a director of a scientific research organization.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies. Mr. Pruchansky, an Independent Trustee, serves as the Board’s Chairman.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience.

John G. Vrysen — Through his positions as Director, Executive Vice President and Chief Operating Officer of the adviser, position as a senior executive of Manulife Financial Corporation, the adviser’s parent company, positions with other affiliates of the adviser, and current and former memberships in the Society of Actuaries, Canadian Institute of Actuaries and American Academy of Actuaries, Mr. Vrysen has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Board Meetings and Board Committees

Each fund is organized as a Massachusetts business trust. Under the funds’ Declarations of Trust, the Trustees are responsible for managing the affairs of the funds, including the appointment of advisers and subadvisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Nominees” above). The Board appoints officers who assist in managing the day-to-day affairs of the funds. Each Board met six times during the latest fiscal year. No Trustee attended fewer than 75% of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings held by all committees on which he or she served. The funds hold joint meetings of the Trustees and all committees. One Trustee attended the joint 2011 annual meeting of shareholders of the funds that was held on January 21, 2011.

The Board has appointed an Independent Trustee as Chairman. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairman to serve in the absence of the Chairman. Except for any duties specified pursuant to each Trust’s Declaration of Trust or By-Laws, or as assigned by the Board, the designation of a Trustee as Chairman or Vice Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. McHaffie and Mr. Vrysen, each of whom is a senior executive of the adviser, Manulife Financial Corporation (the adviser’s parent company), and of other affiliates of the adviser, provide the Board with the adviser’s perspective in managing and sponsoring the funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of each fund.

Board Committees

Each Board has five standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; the Investment Performance Committee A; and the Contracts/Operations Committee.

The current membership of each committee is set forth below. As Chairman of the Board, Mr. Pruchansky is considered an ex officio member of each committee and, therefore, he is able to attend and participate in any committee meeting, as appropriate. As Chairman for the two-year period ended December 31, 2010, Ms. McGill Peterson was an ex officio member of each committee.

Nominating,
		Governance and	Investment
Audit	Compliance	Administration	Performance A	Contracts/Operations

Mr. Ladner(1)	Mr. Carlin	All Independent	Ms. Jackson	All Independent
Mr. Martin	Mr. Cunningham	Trustees	Mr. Ladner(1)	Trustees
Ms. McGill Peterson	Ms. Jackson		Mr. Martin
Mr. Moore	Mr. Russo		Ms. McGill Peterson
Mr. Vrysen

(1)	Mr. Ladner will retire as a Trustee of each fund on December 31, 2011.

Audit Committee. The Board has an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is comprised of all of the Independent Trustees as defined in the rules of the New York Stock Exchange and Section 2(a)(19) of the 1940 Act. Each Audit Committee member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for each fund, oversees the work of the independent registered public accounting firm in connection with each fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. Mr. Martin serves as Chairman of this Committee. The Audit Committee held eight meetings during the fiscal year ended October 31, 2011. The written charter of the Audit Committee is included as Attachment 1 to this proxy statement.

The Audit Committee reports that it has: (1) reviewed and discussed each fund’s audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standards, AU Section 380; (3) received written disclosures and a letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding communications concerning independence and discussed with the independent registered public accounting firm the firm’s independence; and (4) based on these discussions, recommended to the Board that each fund’s financial statements be included in each fund’s annual report for the last fiscal year. The written report of the Audit Committee immediately follows the Audit Committee Charter, which is included as Attachment 1 to this proxy statement.

Compliance Committee. The primary role of this Committee is to oversee the activities of each fund’s Chief Compliance Officer (“CCO”); the implementation and enforcement of each fund’s compliance policies and procedures; and compliance with each fund’s and the Independent Trustees’ Codes of Ethics. Mr. Russo serves as Chairman of this Committee. This Committee held four meetings during the fiscal year ended October 31, 2011.

Nominating, Governance and Administration Committee. This Committee is comprised of all of the Independent Trustees as defined in the rules of the New York Stock Exchange and Section 2(a)(19) of the 1940 Act. The purpose of this Committee is to make determinations and recommendations to the Board on issues related to the composition and operation of the Board, corporate governance matters applicable to the Independent Trustees, and issues related to complex-wide matters and practices designed to facilitate uniformity and administration of the Board’s oversight of the funds. This Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates. Mr. Pruchansky serves as Chairman of this Committee. This Committee held three meetings during the fiscal year ended October 31, 2011. Each fund’s Board has adopted a written charter for the Nominating, Governance and Administration Committee. A copy of the Charter is included as Attachment 2 to this proxy statement.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the funds and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the funds and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as a current Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, each fund anticipates that the Committee would favor the renomination of a current Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may act upon such recommendations only if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of a fund.

While the Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates, the Committee may consider nominees recommended by any source, including fund shareholders, management and Committee members, as it deems appropriate. Any such recommendations from shareholders shall be directed to the Secretary of the relevant fund at such address as is set forth in the fund’s disclosure documents. Recommendations from management may be submitted to the Committee Chairman. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the relevant fund’s By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee’s process for identifying and evaluating nominees to serve as Independent Trustees of the funds is set forth in Annex A to the Committee’s Charter.

Investment Performance Committee A. This Committee monitors and analyzes the performance of the funds generally, consults with the adviser as necessary if a fund requires special attention, and reviews peer groups and other comparative standards as necessary. Mr. Ladner serves as Chairman of Investment Performance Committee A. As indicated above, Mr. Ladner will retire as a Trustee of each fund on December 31, 2011. This Committee held seven meetings during the fiscal year ended October 31, 2011.

Contracts/Operations Committee. This Committee is composed of all of the Independent Trustees and oversees the initiation, operation, and renewal of the various contracts between the funds and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. Dr. Moore serves as Chairman of this Committee. This Committee held three meetings during the fiscal year ended October 31, 2011.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the funds are subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the funds’ risk management structure by various departments of the adviser, including: Investment Management Services Group (which oversees the funds’ subadvisers and investment management operations) (“IMS”), Fund Administration, Legal, the Product Group (which oversees new product development and marketplace positioning), and Internal Audit, as well as by the funds’ CCO. The responsibility to manage the funds’ risk management structure on a day-to-day basis is subsumed within the adviser’s overall investment management responsibilities. The adviser has its own, independent interest in risk management. The adviser’s risk management program is part of the overall risk management program of Manulife Financial Corporation, the adviser’s parent company.

The Board recognizes that it is not possible to identify all of the risks that may affect the funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities, with the assistance of its Investment Performance, Audit, Compliance, and Contracts/Operations Committees. In addressing issues regarding each fund’s risk management between meetings, appropriate representatives of the adviser communicate with the Chairman of the Board, the relevant Committee Chair or the fund’s CCO, who is directly accountable to the Board. As appropriate, the Chairman of the Board and the Committee Chairs confer among themselves, with the fund’s CCO, the adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting matters. In addition, this Committee oversees the process of each fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the funds’ Pricing Committee (comprised of officers of the funds).

Investment Performance Committee A assists the Board in overseeing the significant investment policies of each fund. The adviser monitors these policies and may recommend changes to this Committee in response to subadviser requests or other circumstances. On a quarterly basis, this Committee reviews reports from IMS and the Product Group regarding each fund’s investment performance, which include information about investment risks and how they are managed.

The Compliance Committee assists the Board in overseeing the activities of the funds’ CCO with respect to the compliance programs of each fund, the adviser, the subadviser, and certain of the funds’ other service providers. This Committee and the Board receive and consider the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. This Committee and the Board also receive and consider reports from the funds’ CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.

Each of the above Board Committees meets at least quarterly. Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the funds’ risk management. The Board also may discuss particular risks that are not addressed in the Committee process.

The Contracts/Operations Committee assists the Board in overseeing the adviser’s management of each fund’s operational risks, particularly as it regards vendor management and the quality of services provided by various service providers. This Committee periodically reviews reports from Fund Administration on these issues and discusses its findings with the Board. Among other things, in its annual review of each fund’s advisory and subadvisory agreements, this Committee and the Board receive and review information provided by the adviser and the subadviser relating to their operational capabilities, financial condition and resources.

The Board also has a Nominating, Governance and Administration Committee that, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The adviser also has its own, independent interest in risk management. In this regard, the adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the adviser’s functional departments. This Committee reports periodically to the Board on risk management matters. The adviser’s risk management program is part of the overall risk management program of John Hancock, the adviser’s parent company. John Hancock’s Chief Risk Officer supports the adviser’s risk management program, and at the Board’s request will report on risk management matters.

Executive Officers

The following table presents information regarding the current principal officers of the funds who are neither current Trustees nor Nominees. The address of each officer is 601 Congress Street, Boston, Massachusetts 02210.

Principal Officers who are not Trustees
	Position(s)
	Held with	Officer	Principal Occupation(s)
Name (Year of Birth)	the Funds	Since	During Past 5 Years

Keith F. Hartstein (1956)	President and Chief Executive Officer	2005	Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005); Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing Committee (since 2003).
Andrew G. Arnott (1971)	Senior Vice President and Chief Operating Officer	2009	Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since 2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President, John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development, John Hancock Funds, LLC (until 2009).

Principal Officers who are not Trustees
	Position(s)
	Held with	Officer	Principal Occupation(s)
Name (Year of Birth)	the Funds	Since	During Past 5 Years

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer	2006	Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999 – 2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000 – 2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004 – 2006).
Francis V. Knox, Jr. (1947)	Chief Compliance Officer	2005	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005 – 2008).
Charles A. Rizzo (1957)	Chief Financial Officer	2007	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005 – 2007); Vice President, Goldman Sachs (2005 – 2007).
Salvatore Schiavone (1965)	Treasurer	2009	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009); Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2010); Assistant Treasurer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (2007 – 2009); Assistant Treasurer, Fidelity Group of Funds (2005 – 2007); Vice President, Fidelity Management Research Company (2005 – 2007).

“John Hancock retail funds” is comprised of the series of John Hancock Funds III and 12 other investment companies, as well as ten closed-end funds (including Income Securities and Investors).

Communications with the Trustees

Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the funds at the following address: 601 Congress Street, Boston, Massachusetts 02210. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of a fund.

Trustee Share Ownership

The following table shows the number of shares beneficially owned by each Independent Trustee nominee, as well as the dollar range of each Trustee’s ownership of the funds and all John Hancock funds overseen by the Trustee.

Trustee Holdings(1)

		Share		Share	All John Hancock
Name of Trustee	Income Securities	Amount	Investors	Amount	Funds Overseen

Independent Trustees
James F. Carlin	$10,001 – $50,000	1,060	$10,001 – $50,000	1,040	Over $	100,000
William H. Cunningham	$1 – $10,000	403	$1 – $10,000	253	Over $	100,000
Deborah C. Jackson	$10,001 – $50,000	686	$10,001 – $50,000	462		$50,001 – $100,000
Stanley Martin	$1 – $10,000	300	$1 – $10,000	250	Over $	100,000
Patti McGill Peterson	$1 – $10,000	246	$1 – $10,000	189	Over $	100,000
John A. Moore	$1 – $10,000	500	$1 – $10,000	250	Over $	100,000
Steven R. Pruchansky	$1 – $10,000	399	$1 – $10,000	256	Over $	100,000
Gregory A. Russo	$1 – $10,000	655	$1 – $10,000	453	Over $	100,000

Non-Independent Trustees					Over $	100,000
Hugh McHaffie	$10,001 – $50,000	700	$10,001 – $50,000	500	Over $	100,000
John G. Vrysen	$10,001 – $50,000	900	$10,001 – $50,000	600	Over $	100,000

(1)	Trustee share ownership is provided as of October 31, 2011. The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the funds and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under “Remuneration of Trustees and Officers.” The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires a fund’s executive officers, Trustees and persons who own more than 10% of a fund’s shares (“10% Shareholders”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that, during the past fiscal year, its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Remuneration of Trustees and Officers

The following table provides information regarding the compensation earned by each Independent Trustee nominee from the funds and the other investment companies in the John Hancock Fund Complex for their services for the fiscal year ended October 31, 2011. The non-Independent Trustees, and each of the officers of the funds who are interested persons of the adviser, are compensated by the adviser and/or its affiliates and receive no compensation from the funds for their services.

			Total Compensation
			All Funds in the
	Aggregate Compensation		John Hancock
Independent Trustees	Income Securities	Investors	Fund Complex(1)

James F. Carlin	$5,000	$5,000	$188,000
William H. Cunningham(2)	$5,000	$5,000	$218,071
Deborah C. Jackson	$5,178	$5,178	$203,000
Stanley Martin(2)	$5,949	$5,948	$234,624	(3)
Patti McGill Peterson(2)	$5,608	$5,608	$211,314
John A. Moore(2)	$6,007	$6,006	$229,000
Steven R. Pruchansky(2)	$6,828	$6,828	$280,149
Gregory Russo	$5,750	$5,750	$227,000

(1)	All of the Independent Trustees are Trustees of 47 funds in the John Hancock Fund Complex.

(2)	As of October 31, 2011, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $247,659; Mr. Martin was $69,973; Ms. McGill Peterson was $270,374; Dr. Moore was $322,934; and Mr. Pruchansky was $389,739 under the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested by a fund in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate any fund to retain the services of any Trustee or obligate a fund to pay any particular level of compensation to the Trustee.

(3)	Includes $21,500 of deferred compensation.

Legal Proceedings

There have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the funds within the past ten years.

On August 24, 2010, a shareholder derivative complaint was filed in the Superior Court of The Commonwealth of Massachusetts, Suffolk County, by a law firm on behalf of a purported shareholder of John Hancock Preferred Income Fund III, a closed-end fund advised by John Hancock Advisers, LLC, against the adviser, the adviser’s parent company, Manulife Financial Corporation, and certain of the current and former interested Trustees, executive officers and portfolio managers of the fund. On August 30, 2010, a substantially similar derivative complaint was filed in the Superior Court of The Commonwealth of Massachusetts, Suffolk County, on behalf of a purported shareholder of John Hancock Tax-Advantaged Dividend Income Fund, a closed-end fund advised by John Hancock Advisers, LLC.

A Joint Motion To Dismiss With Prejudice with respect to these two complaints was filed on February 28, 2011 in the Business Litigation Session of the Superior Court of The Commonwealth of Massachusetts, Suffolk County. On March 1, 2011, the Court granted the Motion to Dismiss with Prejudice.

Independent Registered Public Accounting Firm

The Trustees of each fund, including a majority of each fund’s Independent Trustees, have selected PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, Massachusetts 02110, to act as independent registered public accounting firm for each fund.

Representatives of PwC are not expected to be present at the meeting, but have been given the opportunity to make a statement, if they desire to do so, and will be available should any matter arise requiring their participation.

The following table sets forth the aggregate fees billed by PwC for each fund for the fiscal years ended October 31, 2011 and October 31, 2010 (the “Reporting Periods”), for professional services rendered for: (i) the audit of the fund’s annual financial statements and the review of financial statements included in the fund’s reports to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit or review of the fund’s financial statements; (iii) tax compliance, tax advice or tax planning; and (iv) all other services provided by PwC, other than (i), (ii) and (iii). None of the services described below were approved by the Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in Rule 2-01(c)(7)(i)(C).

	Fiscal	Fiscal
	Year Ended	Year Ended
Fund	October 31, 2011	October 31, 2010

Income Securities
Audit Fees	$43,714	$36,410
Audit-Related Fees	$0	$0
Tax Fees	$3,107	$2,959
All Other Fees	$73	$20,020
Investors
Audit Fees	$43,714	$36,410
Audit-Related Fees	$15,000	$0
Tax Fees	$3,107	$2,959
All Other Fees	$73	$20,020

Each fund’s Audit Committee has adopted procedures that require the pre-approval of audit and non-audit services provided by the fund’s independent registered public accounting firm to the fund, the adviser and any entity controlling, controlled by or under common control with the adviser that provide services to the funds (the “Adviser Affiliates”) and that relate directly to the funds’ operations and financial reporting. In addition, these procedures identify certain types of audit and non-audit services that are anticipated to be provided by PwC during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, such services are deemed to be pre-approved by the Audit Committee. The scope and value criteria are reviewed annually. Unless a service is pre-approved under the procedures, it must be specifically pre-approved by the Audit Committee.

In recommending PwC as the funds’ independent registered public accounting firm, the Audit Committee has considered the compensation paid to PwC for audit and non-audit services to the adviser and the Adviser Affiliates, and has determined that such compensation is not incompatible with maintaining PwC’s independence.

The following table sets forth the aggregate non-audit fees billed by PwC for services rendered to each fund for the fiscal years ended October 31, 2011 and October 31, 2010.

Fund	2011	2010

Income Securities	$3,180	$22,979
Investors	$3,180	$22,979

The aggregate non-audit fees billed by PwC for services rendered to the adviser and the Adviser Affiliates for the fiscal years ended October 31, 2011 and October 31, 2010 amounted to $1,671,778 and $3,063,789, respectively.

MISCELLANEOUS

Voting; Quorum; Adjournment

The following votes are required to approve the proposal:

Proposal	Vote Required

Election of Trustees	A plurality of all votes cast, assuming a quorum exists.* A “plurality” means that the ten nominees up for election receiving the greatest number of votes will be elected as Trustees, regardless of the number of votes cast.

*	In order for a “quorum” to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.

Because the proposal described in this proxy statement is considered a routine matter, brokers holding shares in “street name” may vote without instruction under the rules of the New York Stock Exchange, on which the funds’ shares are listed.

The following table summarizes how the quorum and voting requirements are determined.

Shares	Quorum	Voting

In General	All shares “present” in person or by proxy are counted in determining whether a quorum exists.	Shares present in person will be voted in person by the shareholder at the meeting. Shares present by proxy will be voted by the proxy holder in accordance with instructions specified in the proxy.

Broker Non-Vote	Considered “present” at meeting.	Not voted. Same effect as a vote “against” the proposal.

Proxy with No Voting Instruction (other than Broker Non-Vote)	Considered “present” for determining whether a quorum exists.	Will be voted “for” the proposal by the proxy holder.

Vote to Abstain	Considered “present” for determining whether a quorum exists.	Same effect as a vote “against” the proposal.

If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on the proposal prior to such adjournment. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.

Expenses and Methods of Solicitation

The costs of the meeting, and the expense of preparing, printing and mailing the proxy materials (other than the cost of the solicitor) will be allocated on a pro rata basis based on each fund’s assets. The cost of the solicitor will be borne equally by each fund. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the adviser may solicit proxies in person, by facsimile, by e-mail or by telephone. Mellon Investor Services, LLC has been retained to assist in the solicitation of proxies at a cost of approximately $1,680.00 per fund plus reasonable expenses (including the cost of maintaining an Internet Web site where the proxy materials are posted).

Telephone Voting

The funds may arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

•	A shareholder will be called on a recorded line at the telephone number in the fund’s account records and will be asked to provide certain identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the funds’ Voice Response Unit and follow these steps to vote:

•	Read the proxy statement and have the proxy card at hand.

•	Call the toll-free number located on the proxy card.

•	Follow recorded instructions.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will receive a confirmation of the voting instructions.

If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

Shareholders also have the opportunity to submit their voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect shareholders’ right to vote in person if they decide to attend the meeting. Shareholders should not mail the proxy card if they are voting via the Internet. To vote via the Internet, shareholders will need the information on their proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access (which the shareholders must bear), such as usage charges from Internet access providers and telephone companies.

To vote via the Internet, shareholders should:

•	Read the proxy statement and have the proxy card on hand.

•	Go to the Web site listed on the proxy card.

•	Follow the directions on the Web site. Shareholders should call 1-800-852-0218 to report any problems.

To ensure that voting instructions have been recorded correctly, shareholders will receive a confirmation of their voting instructions immediately after submission.

The Funds’ Adviser, Administrator and Subadviser

John Hancock Advisers, LLC serves as each fund’s investment adviser and administrator. An affiliate of the adviser, John Hancock Asset Management a division of Manulife Asset Management (US) LLC, 101 Huntington Avenue, Boston, Massachusetts 02199, serves as each fund’s subadviser.

Other Matters

The management of the funds knows of no business to be brought before the meeting, except as described in this proxy statement. If, however, any other matters were properly to come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management of the funds will provide further information.

The meeting is scheduled as a joint meeting of the respective shareholders of the funds because the shareholders of the funds generally are expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the meetings is in the best interest of each fund’s shareholders. In the event that any shareholder present at the meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund’s meeting may be held separately, the persons named as proxies will vote in favor of that adjournment.

The shareholders of each fund will vote separately on the proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other fund.

SHAREHOLDER PROPOSALS

Shareholder proposals, including nominees for Trustee, intended to be presented at a fund’s 2013 annual meeting, in accordance with Rule 14a-8 under the Exchange Act, must be received by that fund at its offices at 601 Congress Street, Boston, Massachusetts 02210, by no later than the close of business on July 31, 2012, for inclusion in that fund’s proxy statement and form of proxy relating to that meeting (subject to certain exceptions). Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Secretary of the relevant fund at 601 Congress Street, Boston, Massachusetts 02210 by no later than the close of business on August 30, 2012 and no earlier than July 31, 2012. In order to be included in a fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

JOHN HANCOCK INCOME SECURITIES TRUST
JOHN HANCOCK INVESTORS TRUST

Dated: November 28, 2011

ATTACHMENT 1

JOHN HANCOCK FUNDS
AUDIT COMMITTEE CHARTER

A. Composition. The Audit Committee (the “Committee”) shall be composed exclusively of Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the Funds, or of any Fund’s investment adviser, subadviser or principal underwriter (the “Independent Trustees”). The Committee shall be composed of at least three Independent Trustees who are designated for membership from time to time by the Board of Trustees. Unless otherwise determined by the Board, no member of the Committee may serve on the audit committee of more than two other public companies (other than another John Hancock Fund). Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Committee shall be independent as defined by such rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a Fund, other than fees paid in his or her capacity as a member or chair of the Board of Trustees or of a committee of the Board of Trustees. Each member of the Committee must be financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.

At least annually the Audit Committee shall consider whether one or more of its members qualifies to be designated by the Board of Trustees as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission. The Audit Committee shall report the results of its deliberations to the Board of Trustees for further action as appropriate, including, but not limited to, a determination by the Board of Trustees that the Audit Committee membership includes or does not include one or more “audit committee financial experts” and any related disclosure to be made concerning this matter.

B. Overview. The Committee’s purpose is to:

1.	assist the Board in fulfilling its oversight responsibilities of (1) the integrity of the Funds’ financial statements, (2) the Funds’ compliance with legal and regulatory requirements (except to the extent such responsibility is delegated to another committee), (3) the independent auditor’s qualifications and independence, and (4) the performance of the Funds’ independent auditors;

2.	act as a liaison between the Funds’ independent auditors and the Board of Trustees; and

3.	oversee the preparation of an Audit Committee Report as required by the Securities and Exchange Commission (the “SEC”) to the extent required to be included in the closed-end Funds’ annual proxy statement.

The Committee shall discharge its responsibilities, and shall access the information provided by the Funds’ management and independent auditors, in accordance with its business judgment. Management is responsible for the preparation of the Funds’ financial statements and the maintenance of appropriate systems for accounting and internal controls over financial reporting. The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards. In fulfilling their responsibilities hereunder, it is recognized that it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by a Fund to its shareholders and others. The authority and responsibilities set forth in this charter recognize that the Committee members are not acting as accountants or auditors and this charter does not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that any Fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor’s report.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, the adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund’s financial statements by the Committee is not of the same scope as, and does involve the extent of detail as, audits performed by the independent auditors, nor does the Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.

C. Oversight. The independent auditors shall report directly to the Committee, and the Committee shall be responsible for oversight of the work of the independent auditors, including resolution of any disagreements between any Fund’s management and the independent auditors regarding financial reporting matters. In connection with its oversight role, the Committee should also review with the independent auditors, from time to time as appropriate: significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of a Fund’s financial statements; accounting for unusual transactions; adjustments arising from audits that could have a significant impact on the Funds’ financial reporting process; and any recent SEC comments on the Funds’ SEC reports, including, in particular, any accounting or disclosure compliance comments. The Committee should inquire of the independent auditor concerning the quality, not just the acceptability, of the Funds’ accounting determinations and other judgmental areas.

D. Specific Responsibilities. The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall determine:

1.	To approve, and recommend to the Board of Trustees for its ratification and approval in accord with applicable law, the selection, appointment and retention of an independent auditor for each Fund (or any other public accounting firm engaged for the purpose of performing other audit, review or attest services for a Fund) prior to the engagement of such independent auditor and, at an appropriate time, its compensation, and to approve the termination of the independent auditor. The Committee should meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. The Committee should periodically consider whether there should be a regular rotation of the independent audit firm.

2.	To periodically review and evaluate the lead partner and other senior members of the independent auditor’s team and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

3.	To pre-approve all non-audit services provided by the independent auditor to the Fund or to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

4.	The Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities for non-audit services to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the Funds or to a service provider as referenced in Paragraph 3, provided however, that any such policies and procedures are detailed as to particular services, the Committee is informed of each service, and any such policies and procedures do not include the delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.

5.	To meet periodically, including separately, with independent auditors, with management’s internal auditors, and with the Funds’ senior management to, as appropriate: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review, to the extent required by applicable law or regulation, the form and substance of the closed-end Funds’ financial statements and reports, including each closed-end Fund’s disclosures under “Management’s Discussion of Fund Performance” and to discuss any matters of importance relating to the Funds’ financial statements, including any adjustments to such statements recorded by management or recommended by the independent auditors, or other results of an audit; (iii) consider the independent auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the resolution of any disagreements between the independent auditors and management regarding the Funds’ financial reporting; (v) obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by form N-SAR; (vi) review the form of opinion on financial statements that the independent accountants propose to render to the Board and shareholders and (vii) discuss with management any comments raised by regulators with respect to financial statement reporting and disclosure. The Committee will periodically discuss with the independent auditors their assessment of management’s capabilities in areas that could impact the financial statements, and shall review reports provided by management’s internal auditors regarding matters that could affect the Funds’ financial statements or related services provided by management to the Funds. If any Fund establishes an internal audit function, the Committee shall assist the Board in fulfilling its oversight responsibilities over the performance thereof.

6.	With respect to any Fund listed on a securities exchange, to consider whether it will recommend to the Board of Trustees that the audited financial statements be included in a Fund’s annual report. The Board delegates to the Committee the authority to release the Funds’ financial statements for publication in the annual and semi-annual report, subject to the Board’s right to review and ratify such financial statements following publication. With respect to each Fund, to review and discuss with each Fund’s management and independent auditor the Funds’ audited financial statements and the matters about which Statement on Auditing Standards No. 114, as amended, requires discussion. With respect to any listed Fund, the Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a Fund relating to its annual meeting of security holders or in any other filing required by the SEC’s rules.

7.	To receive and consider reports on the audit functions of the independent auditors and the extent and quality of their auditing programs.

8.	To obtain and review, at least annually, a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and each Fund, including the disclosures required by any applicable Independence Standards Board Standard or the Public Company Accounting Oversight Board. The Committee shall engage in an active dialogue with each independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

9.	To review with the independent auditor any problems that may be reported to it arising out of a Fund’s accounting, auditing or financial reporting functions and management’s response, including any restrictions on the scope of the auditor’s activities or on access to requested information, and any significant disagreements with management, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

10.	To review securities pricing procedures and review their implementation with management, independent auditors and others as may be required, except with respect to the Funds’ Rule 2a-7 policies and procedures.

11.	To establish procedures for the receipt, retention, and treatment of complaints received by a Fund regarding accounting, internal accounting controls, or auditing matters, and the confidential,

anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed Fund, as well as employees of the Fund, if any, regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements.

12.	With respect to any listed Fund, to discuss guidelines and policies to govern the process by which financial risk assessment and financial risk management is undertaken. The Committee is not the primary body responsible for oversight of risk assessment and risk management, which is primarily the role of management.

13.	With respect to any listed Fund, to set clear hiring policies for employees or former employees of the independent auditors.

14.	To report regularly to the Board of Trustees, including providing the Committee’s conclusions and/or recommendations with respect to the independent auditor and the Funds’ financial statements and accounting controls.

15.	For listed Funds, to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies (if any), and the type of presentation to be made.

16.	To consider the effect upon a Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors.

E. Subcommittees. The Committee may, to the extent permitted by applicable law, form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Committee at its next meeting.

F. Additional Responsibilities. The Committee shall perform other tasks assigned to it from time to time by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

G. Funding. Each Fund shall provide for appropriate funding, as determined by the Committee for payment of:

1.	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund.

2.	Compensation to any counsel, advisers, experts or consultants engaged by the Committee under Paragraph J of this charter.

3.	Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

4.	Public Company Accounting Oversight Board fees.

H. Governance. One member of the Committee shall be appointed as chair by the Board of Trustees. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the Board of Trustees, as appropriate. The designation of a person as an “audit committee financial expert”, within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board of Trustees.

I. Evaluation. At least annually, the Committee shall evaluate its own performance consistent with the requirements of this charter and report the results to the Board of Trustees.

J. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the Funds as it deems desirable.

K. Review. The Committee shall review this charter periodically and shall recommend such changes to the Board of Trustees as it deems desirable.

Last revised: June 7, 2011

AUDIT COMMITTEE REPORT

JOHN HANCOCK INCOME SECURITIES TRUST
JOHN HANCOCK INVESTORS TRUST

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission (the “SEC”), or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed with the Funds’ management and PricewaterhouseCoopers (“PwC”) the audited financial statements of the Funds contained in the Annual Reports on Form N-CSR for the fiscal year ended October 31, 2010. The Audit Committee also has discussed with PwC the matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standards, AU Section 380, which includes, among other items, matters related to the conduct of the audit of the Funds’ financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from the Funds.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in each Fund’s Annual Report on Form N-CSR for filing with the SEC.

Submitted by the Audit Committee*

Stanley Martin, Chairman
Deborah C. Jackson
Steven R. Pruchansky

*	Effective September 2011, Charles L. Ladner, Stanley Martin, John A. Moore, and Patti McGill Peterson serve on each Audit Committee.

ATTACHMENT 2

JOHN HANCOCK FUNDS
NOMINATING, GOVERNANCE AND ADMINISTRATION COMMITTEE CHARTER

A. Composition. The Nominating, Governance and Administration Committee (the “Committee”) shall be composed entirely of Trustees who are “independent” as defined in the rules of the New York Stock Exchange (“NYSE”) and are not “interested persons” (as defined in the Investment Company Act of 1940) of any of the Funds, or of any Fund’s investment adviser, subadviser or principal underwriter (the “Independent Trustees”) who are designated for membership from time to time by the Board of Trustees. The Chairman of the Board shall be a member of the Committee.

B. Overview. The purpose of the Committee is (1) to make determinations and recommendations to the Board on issues related to (a) the composition and operation of the Board, (b) corporate governance matters applicable to the Independent Trustees, and (c) issues related to complex-wide matters and practices designed to facilitate uniformity and administration of the Board’s oversight of the Funds, and (2) to discharge such additional duties, responsibilities and functions as are delegated to it from time to time.

C. Specific Responsibilities. The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall determine:

1.	To identify individuals qualified to serve as Independent Trustees of the Funds, and to consider and determine nominations of individuals to serve as Trustees.

2.	To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.

3.	To consider and determine the amount of compensation to be paid by the Funds to the Independent Trustees, including incremental amounts, if any, payable to Committee Chairmen, and to address compensation-related matters. The Chairman of the Board has been granted the authority to approve special compensation to Independent Trustees in recognition of any significant amount of additional time and service to the Funds provided by them, subject to ratification of any such special compensation by the Committee at the next regular meeting of the Committee.

4.	To consider and determine the duties and compensation of the Chairman of the Board.

5.	To consider and recommend changes to the Board regarding the size, structure, and composition of the Board.

6.	To evaluate, from time to time, and determine changes to the retirement policies for the Independent Trustees, as appropriate.

7.	To monitor all expenditures and practices of the Board or the Committees or the Independent Trustees not otherwise incurred and/or monitored by a particular Committee, including, but not limited to: directors and officers liability insurance and fidelity bond coverage and costs; association dues, including Investment Company Institute and Mutual Fund Directors Forum membership dues; meeting expenditures and policies relating to reimbursement of travel expenses and expenses associated with offsite meetings; expenses and policies associated with Trustee attendance at educational or informational conferences; publication expenses; expenses of computers and related service charges; and fees of counsel to the Independent Trustees.

8.	To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants that may be engaged by the Board of Trustees, by the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the Funds or any Fund’s investment adviser, subadviser or principal underwriter, or by the Committee, from time to time, other than as may be engaged directly by another Committee.

9.	To make a recommendation to the Board of Trustees concerning the annual consideration of the agreements relating to legal services.

10.	To periodically review the Board’s committee structure and, in collaboration with the Chairs of the various Committees, the charters of the Board’s committees, and recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.

11.	To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of Funds in the Fund complex and the effectiveness of its committee structure.

12.	To retain and terminate any firm(s) to be used to identify or evaluate or assist in identifying or evaluating potential Independent Board nominees, subject to the Board’s sole authority to approve the firm’s fees and other retention terms.

13.	To report its activities to Board of Trustees and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

D. Additional Responsibilities. The Committee will also perform other tasks assigned to it from time to time by the Chairman of the Board or by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

E. Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, and making reports to the Board of Trustees, as appropriate.

F. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the Funds as it deems desirable.

G. Evaluation. At least annually, the Committee shall evaluate its performance consistent with the requirements of this charter and report the results to the Board of Trustees.

H. Review. The Committee shall review this charter periodically and shall recommend changes to the Board of Trustees, as it deems desirable.

Last revised: June 7, 2011

ANNEX A

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Funds and should be willing and able to contribute positively to the decision-making process of the Funds.

3.	Nominees should have a commitment to understand the Funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.	Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the Funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.	Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Current Trustees

The renomination of current Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above based on, among other things, the current Trustee’s contribution to the Board and any committee.

Review of Nominations

1.	The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.	In nominating candidates who would be Independent Trustees, the Committee believes that no particular qualities or skills nor any specific minimum qualifications or disqualifications are controlling or paramount. The Committee shall take into consideration any such factors as it deems appropriate. These factors may include (but are not limited to) the person’s character, integrity, judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; the interplay of the candidate’s experience with the experience of other Board members; and the extent to which the candidate would be desirable addition to the Board and any Committees thereof. Other factors that the Committee may take into consideration include a person’s availability and commitment to attend meetings and perform his or her responsibilities; an whether or not the person had any relationships that might impair or appear to impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or subadviser of the Fund, as applicable, Fund service providers, or their affiliates or with Fund shareholders.

3.	While the Committee is solely responsible for the selection and recommendation to the Board of Independent Board candidates, the Committee may consider nominees recommended by any source, including Fund shareholders, management and Committee members, as it deems appropriate. Any such recommendations from shareholders shall be directed to the Secretary of the relevant Fund at such address as is set forth in the Fund’s disclosure documents. Recommendations from management may be submitted to the Committee Chairperson. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the relevant Fund’s By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders.

4.	The Committee may from time to time establish specific requirements and/or additional factors to be considered for Independent Board candidates as it deems necessary or appropriate.

5.	After its consideration of relevant factors, the Committee shall present its recommendation(s) to the full Board for its consideration.

As long as a current Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of a current Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board, or the Committee determines that the selection of a new or additional Trustee is in the best interests of the Fund.

Thank
You

for mailing
your proxy
card promptly!

P56PX 11/11

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

JOHN HANCOCK INVESTORS TRUST

OR

OR

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

WO# 10061-1   Fulfillment# 10062-1

▼ **FOLD AND DETACH HERE** ▼

Please mark your votes as indicated in this example ☒

1. Election of Trustees:

(01) James F. Carlin	(06) Patti McGill Peterson
(02) William H. Cunningham	(07) John A. Moore
(03) Deborah C. Jackson	(08) Steven R. Pruchansky
(04) Stanley Martin	(09) Gregory A. Russo
(05) Hugh McHaffie	(10) John G. Vrysen

☐ FOR ALL NOMINEES   ☐ WITHHOLD FOR ALL NOMINEES

☐ For all nominees except as noted above ______________________

JOHN HANCOCK INVESTORS TRUST

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

Please be sure to sign and date this Proxy.

Please Mark Here for Address Change or Comments SEE REVERSE ☐

Signature: ______________ **Date:** ________ **Signature:** ______________ **Date:** ________

YOUR VOTE S I IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are avail able 24 hours a day, 7 days a week. You can also vote by mail. Internet and telephone voting is available through 11:59 PM Eastern Time t h e day prior o t the shareholder meeting date. http://wwwINTERNET p . roxyvotin gc . om/jhf2 Use the In ternet to vote your proxy. Have your proxy card in hand when you access the web site . OR TELEPHONE JOHN HANCO[1]CK INVESTORS TRUST 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card n i hand when you call. OR MAIL Mark, sig n and date your proxy card and return it in h t e enclo sed postage-paid envelope. If you vote your proxy by In ternet or by t e lephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. WO# Fulfillment# 10061-1 10062-1 FOLD AND DETACH HERE Please mark your votes as THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES. ind ca i ted n i t hi s example X 1. Election of Trustees: 0 (1) James F. Carli n (0 6) Patti McGill Peterson JOHN HANCOCK INVESTORS TRUST (0 2) Wil am i H. Cunningham (0 7) John A. Moore 0 (3) Deborah C. Jackson 0 (8) Steven R. Pruchansky THIS PROXY I S SOLICITED BY THE BOARD OF TRUSTEES 0 (4) Sta nley Marti n 0 (9) Gregory A. Russo (0 5) Hugh McHaffi e 1 (0) John G. Vrysen Specify your vote by marking h t e appropriate spaces. When this proxy FOR WITHHOLD ALL FOR ALL is properly executed, h t e shares t o which this proxy relates will be voted NOMINEES NOMIN EES as specifie d. I f no specification s i made, this proxy will be voted for the nominees named n i h t e proxy statement. The persons named as proxies have discretio nary authority, which h t ey in tend to exercise n i favor of the proposal referred to and according to their best judgment as to any other matters which may properly come before the meeting. For all nominees except as noted above Please be sure to sign and date this Proxy. Pl ease Mark Here or f Address Chan ge or Comm ents SEE REVERSE Signatu re: Date : Signature: Date:1

Choose MLinkSM for fast, easy and secure 24/7 online access to your fu ture proxy materia ls, investment plan statements, tax documents and more. Sim ply lo g on to Investor ServiceDirect® at www. b nymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. Important notic e regarding the Internet availability of proxy materia ls for the Annual Meeting of Shareholders. The President’s Letter, Notice of Annual Meeting of Shareholders, and Proxy Statement are available at: http://www.proxyvotin g.com/jhf2. FOLD AND DETACH HERE JOHN HANCOCK IN VESTORS TRUST Annual Meeting of Shareholders January 20, 2012 The undersigned shareholder of John Hancock In vestors Trust (t he “Fund”) hereby appoints KEITH F. HARTSTEIN, KINGA KAPUSCINSKI, THOMAS M. KIN ZLER, JULIE B. LYMAN, CHARLES A. RIZZO, and SALVATORE SCHIAVONE, and each of them singly, proxies and attorneys of the undersigned, with fu ll power of substitution to each, fo r and in the name of the undersigned, to vote and act upon al matters at the Annual Meeting of Shareholders of the Fund to be held on Friday, January 20, 2012 at the offices of th e Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern ti me, and at any and all adjournments thereof, in re spect of all common shares of the Fund held by th e undersigned or in respect of which th e undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in re spect of said meeting are hereby revoked. PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Please comple te , sign, date and return th is proxy in th e enclo sed envelope as soon as possible. Please sign exactly as your name or names appear in the box on th e re verse side. When sig ning as Attorney, Executor, Administrator, Trustee or Guardian, please give your full ti tle as such. If a corporation, ple ase sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Address Change/Comments (M ark the corresponding box on th e re verse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 WO# Fulfillment# 10061-1 10062-1

John Hancock Investors Trust
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on
Friday, January 20, 2012.
The President’s Letter, Notice of Annual Meeting of Shareholders and Proxy
Statement are available at: http://www.proxyvoting.com/jhf2

John Hancock Investors Trust	If you want to receive a paper or e-mail copy of these documents, you must request one, otherwise you will not receive a paper or e-mail copy of these documents. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 10, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:       shrrelations@bnymellon.com
                (you must reference your 11-digit control number in your email)
Internet:    http://www.proxyvoting.com/jhf2

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.
To Shareholders of John Hancock Investors Trust Fund:
The 2012 Annual Meeting of Shareholders of John Hancock Investors Trust will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, January 20, 2012, at 2:00 p.m., Eastern Time.
          Proposals to be considered at the Annual Meeting:
(1)       To elect ten (10) Trustees to serve until their respective successors have been duly elected and qualified or such earlier date as required by the by-laws of the Fund; and
(2)       To transact such other business as may properly come before the meeting or any adjournment of the meeting.
The Board of Trustees recommends that you vote in favor of the proposal.
Shareholders of record of John Hancock Investors Trust as of the close of business on November 1, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the fund’s Annual Meeting and at any adjournment thereof.
TO VOTE YOUR SHARES SEE INSTRUCTIONS ON THE REVERSE SIDE.
This is not a proxy card. You cannot use this notice to vote your shares.

CONTROL NUMBER
	→	↓
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

10061

Directions to attend the Annual Meeting where you may vote in person can be found on our website, http://www.jhfunds.com/proxy.
Meeting Location:
John Hancock Investors Trust
601 Congress Street
Boston, Massachusetts 02210
The following Proxy Materials are available for you to review online:
•	President’s Letter

•	Notice of Annual Meeting of Shareholders

•	Proxy Statement
To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this notice)
Telephone:   1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:           shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:        http://www.proxyvoting.com/jhf2
The Proxy Materials for John Hancock Investors Trust are available to review at:
http://www.proxyvoting.com/jhf2
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.
HOW TO ACCESS THE ELECTRONIC PROXY CARD
We encourage you to review the proxy materials online before voting.
To access the electronic proxy card and vote your shares, go to http://www.proxyvoting.com/jhf2 and click on “Vote Now” in the box titled “To Vote Your Shares by Internet”. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side of this notice.
10061

John Hancock Investors Trust
Important Notice Regarding the Availability of Proxy
Materials for the Shareholder Meeting to Be Held on January 20, 2012
This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials go to:
www.proxypush.com/
To vote your proxy while visiting this site you will need the 12 digit control number in the box below.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one, otherwise you will not receive paper or email copy of these documents. There is no charge to you for requesting a copy. In order to receive a paper package in time for the shareholder meeting, you must make this request on or before January 10, 2012.

The President’s Letter, Notice of Annual Meeting of Shareholders and Proxy Statement are available at:
www.proxypush.com/
Proxy materials may be requested by one of the following methods:

www.investorelections.com/

(866) 648-8133

paper@investorelections.com

You must use the 12 digit control number
located in the box below.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

View Materials Online at www.proxypush.com/ A convenient way to view proxy materials and VOTE!

To view your proxy materials online, go to www.proxypush.com/
Have the 12 digit control number available when you access the website and follow the instructions.

John Hancock Investors Trust
Meeting Information

Type of Meeting:	Annual Meeting of Shareholders
For Holders as of:	November 1, 2011
Date:	Friday, January 20, 2012
Time:	02:00 PM, Eastern Time
Place:	Offices of the Fund, 601 Congress Street,
Boston, Massachusetts 02210
Directions to Meeting:	http://www.jhfunds.com/proxy
SEE REVERSE FOR FULL AGENDA

CUSIP:

EVENT:
CONTROL NUMBER

Copyright © 2011 Mediant Communications LLC. All Rights Reserved

John Hancock Investors Trust
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.
1. Election of Trustees
     1.01 James F. Carlin
     1.02 William H. Cunningham
     1.03 Deborah C. Jackson
     1.04 Stanley Martin
     1.05 Hugh McHaffie
     1.06 Patti McGill Peterson
     1.07 John A. Moore
     1.08 Steven R. Pruchansky
     1.09 Gregory A. Russo
     1.10 John G. Vrysen
NOTE: To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Proxy Voting — Notice & Access Proxy Voting Site Welcome to the John Hancock Closed-End Funds Notice & Access Shareholder Portal Changes to SEC proxy requirements concerning proxy material delivery give companies the i opportunity to reduce printing and mailing expenses by providing shareholders electronic access to proxy materials. If you wish to receive a paper copy of the proxy materials, please do so by selecting “Click Here” in the area titled “To Request Printed Proxy Materials” below and see instructions on how to receive, at no-cost to you, a full-set of proxy materials via first class U.S. 5 mail. After reviewing the proxy materials, please vote your shares by clicking on “Vote Now” and following the subsequent instructions. Please review the Proxy Materials before voting your shares To review the Proxy Materials To Vote Your Shares by Internet Click on Link Below The President’s LetterNotice of Annual Meeting To vote by Telephone: 1-866-540-5760 Proxy Statement To Request Printed Proxy Materials Click Here

John Hancock Closed End Funds Page 1 of 1 JOHN HANCOCK CLOSED END FUNDS • COVER TABLE OF CONTENTS VIEW MODE/ZOOM PAGE VIEW MODE Proxy Materials (?) Click lo select Download Materials For your convenience, we have created an eBook of the proxy materials and packed It Into this eKit. We designed the eBook for jh investors Tryst comfortable reading and easy navigation. The search features help you find what you need, and the print features yield sharp, clear text. You can also download an optimized PDF edition of the proxy materials, for off-line reading and printing. jh Income Securities Trust VIEW OR DOWNLOAD PROXY MATERIALS Click on the document you wish to view or download. Proxy Statement — 2012 Annual Meeting of Shareholders NOTE: This option requires Adobe® Reader®. Click here to get the Adobe® Reader® mobular BANK OF NEW YORK MELLON

Proxy Voting Proxy Voting Site Enter your 11-digit control number located in the shaded box on the Proxy Ballot or on the Notice Regarding the Availability of Proxy Materials. Do not enter any spaces.

I Welcome to the John Hancock Investors Trust | Proxy Voting Site JOHN HANCOCK INVESTORS TRUST | 1 Annual Meeting of Shareholders January 20, 2012 The undersigned shareholder of John Hancock Investors Trust (the “Fund”) hereby I appoints KEITH F. HARTSTEIN, KINGA KAPUSCINSKI, THOMAS M. KINZLER, JULIE B. LYMAN, CHARLES A. RIZZO, and SALVATORE SCHIAVONE, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Friday, January 20, 2012 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies | previously given by the undersigned in respect of said meeting are hereby revoked. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card. Before you vote, if you would like to review I the President’s Letter, Notice of Annual Meeting of Shareholders, and Proxy Statement — Click Here Return by simply closing the newly opened browser window. The Board of Trustees recommends a vote | For each of the Nominees.

1. Election of Trustees: James F. Carlin William H. Cunningham Deborah C. Jackson Stanley Martin Hugh McHaffie (06) Patti McGill Peterson John A. Moore Steven R. Pruchansky Gregory A. Russo John G. Vrysen

Vote As The Board of Trustees Recommends I If no specification is made, this proxy will be voted for the nominees named in the proxy statement. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which may properly come before the meeting.

To Vote On The Proposal for John Hancock Investors Trust — | Check The Box Below: The Board of Trustees recommends a vote For each of the Nominees. PROPOSAL 1 Election of Trustees: James F. Carlin William H. Cunningham Deborah C. Jackson Stanley Martin Hugh McHaffie Patti McGill Peterson John A. Moore Steven R. Pruchansky Gregory A. Russo John G. Vrysen (INSTRUCTIONS: To withhold authority to vote for any individual nominee, check the “Exceptions” box below and check the box next to that nominee’s name.) For All r Withhold All r “Exceptions r 01 James F. Carlin 02William H.Cunningham 03 Deborah C. Jackson 04 Stanley Martin 05 Hugh McHaffie 06 Patti McGill Peterson 07 John A. Moore

08 Steven R. Pruchansky 09 Gregory A. Russo 10 John G. Vrysen If no specification is made, this proxy will be voted for the nominees named in the proxy statement. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the I proposal referred to and according to their best judgment as to any other I matters which may properly come before the meeting.

JOHN HANCOCK INVESTORS TRUST THANKS YOU FOR VOTING ELECTRONICALLY i I I I Voting Summary I Your Control Number: I 11/22/2011 5:44:57 PMET Trustees: James F. Carlin, William H. Cunningham, Deborah C. Jackson, Stanley Martin, Patti McGill Peterson, Hugh McHaffie, John A. Moore, Steven R. Pruchansky, Gregory A. Russo and I John G. Vrysen You Voted: For All To change your address click here. i THANK YOU FOR VOTING Your vote has been successfully recorded and will be tabulated by BNY Mellon Shareowner Services within 24 hours. It is not necessary for you i I to mail back your voting card. I To vote another Proxy — CLICK HERE. I Please exit your browser program for maximum security.

Welcome to the Notice & Access Shareholder Portal To Request Copies of Printed Proxy Materials to be sent via U.S.P.S first class mail: Please have your 11-digit Control Number available when requesting printed materials: By Phone: 1-888-313-0164 (outside of the U.S. and Canada, Dial: 1-201-680-6688)

Welcome to the Notice & Access Shareholder Portal To Request Copies of Printed Proxy Materials to be sent via U.S.P.S first class mail: Your Name* Please complete all of the fields and select “Request Copy of Proxy Materials”. Please note: By requesting to receive printed materials, your preference to receive printed Your e — mess materials in future proxy mailings will be kept I on our file. Thank you. Your 11-DigitControl Number How to locate your 11 -Digit Control i Number Your Control Number is the 11-digit number located on the bottom right-hand required fields corner of the Notice of nternet Availability of Proxy Materials you received in the mail, printed in a grey tinted box. If you have lost or misplaced your 11-Digit Control Number, please call toll-free 1-888- i 313-0164 and we will be able to assist you with your request for printed proxy materials. (Outside of the U.S. and Canada, Dial: 1-201-680-6688)

[Excerpt from John Hancock Funds Website]
Proxy Voting
Proxy Voting for John Hancock Shareholders:
The following funds are currently conducting a proxy vote.
Closed-end funds
Shareholders of record as of the close of business on November 1, 2011 of the closed-end funds listed below are cordially invited to attend the annual shareholder meeting on Friday, January 20, 2012, at 2:00 p.m., Eastern Time, to be held at the offices of John Hancock Funds, 601 Congress Street, Boston, Massachusetts 02210. Click here for directions.
•	John Hancock Bank and Thrift Opportunity Fund
•	John Hancock Income Securities Trust
•	John Hancock Investors Trust
•	John Hancock Preferred Income Fund
•	John Hancock Preferred Income Fund II
•	John Hancock Preferred Income Fund III
•	John Hancock Premium Dividend Fund
•	John Hancock Tax-Advantaged Dividend Income Fund
•	John Hancock Tax-Advantaged Global Shareholder Yield Fund
Related Resources
Download president’s letter, notice of meeting and proxy statement
[PDF of Proxy Statement] Includes the following funds: John Hancock Bank and Thrift Opportunity Fund, John Hancock Preferred Income Fund, John Hancock Preferred Income Fund II, John Hancock Preferred Income Fund III, John Hancock Premium Dividend Fund, John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund
[PDF of Proxy Statement] Includes the following funds: John Hancock Income Securities Trust and John Hancock Investors Trust
Vote your proxy
Closed-End Funds
Please refer to your notice, proxy card or ballot for internet voting web site address. Please call 1-800-852-0218 if you have any questions.

SCRIPT FOR REGISTERED SHAREOWNER TELEPHONE
VOTING for BNY MELLON
Shareowner Hears This Script

Speech 1	Welcome to the Telephone voting site. Enter your 11-digit control number located in the shaded box on the Proxy Ballot.

Speech 2	To vote as the [name of fund] Board of Trustees recommends on all proposals Press 1 now.
To vote on each proposal separately — Press 0 now.

Speech 2A	If the voter chooses the 1st option of speech 2 — the following will be heard.
You have voted as the Board recommended. If this is correct, press 1. If incorrect, Press 0.

Speech 2B	If the voter chooses the 2nd option of speech 2 — Speech 3 will follow.

Speech 3	Proposal 1:
To vote FOR all nominees, Press 1
To WITHHOLD from all nominees, Press 9
To WITHHOLD from an individual nominee, press 0

Speech 4	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.

Speech 4A	Press 1 to withhold from another nominee or Press 0 if you have completed voting on Trustees.

Speech 5	Your votes have been cast as follows:
Proposal 1: For ALL or Withhold All OR For ALL Except.
If this is correct, Press 1; if incorrect, Press 0

Closing A	Thank you for voting.

Closing B	Your votes have been canceled. If you would like to re-vote your proxy or if you would like to vote another proxy press 1 now, to end this call, press 0 now.

Closing C	I’m sorry you’re having difficulty. Please try again or mark, sign and date the proxy card and return in the envelope provided.

Vote Another Card	If you have received more than one proxy card you must vote each card separately. If you would like to vote another proxy press 1 now — to end this call press 0 now.